UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 14, 2023

BATTERY FUTURE ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-41158	98-1618517
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

777 Brickell Ave., #500-97545
Miami, FL 33131
(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: +61 (460) 545-788

Not Applicable

(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share and one-half of one redeemable warrant	BFAC.U	New York Stock Exchange
Class A ordinary shares, par value $0.0001 per share	BFAC	New York Stock Exchange
Redeemable warrants, each warrant exercisable for one Class A ordinary share, each at an exercise price of $11.50 per share	BFAC.WS	New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry Into a Material Definitive Agreement

On June 14, 2023, an aggregate of $500,000 (the “Extension Payment”) was deposited by Battery Future Sponsor LLC, a Delaware limited liability company (“Sponsor”), into the trust account of Battery Future Acquisition Corp. (“BFAC” or the “Company”) for BFAC’s public shareholders, representing $0.024 per public share, which enables BFAC to extend the period of time it has to consummate its initial business combination by two months to August 17, 2023 (the “Extension”). The Extension is the first two of up to twelve one-month extensions permitted under BFAC’s governing documents and provides BFAC with additional time to complete its business combination.

The Sponsor loaned the Extension Payment to BFAC in order to support the Extension and caused the Extension Payment to be deposited in BFAC’s trust account for its public shareholders. In connection with the Extension Payment, BFAC issued to Sponsor an unsecured promissory note (the “Note”) in the aggregate principal amount of up to $2,000,000 with interest at a rate of ten percent (10.0%) per annum. The Note will be due and payable (subject to the waiver against trust provisions) on the earlier of (i) the date on which the business combination is consummated and (ii) the date of the Company’s liquidation.

The following events constitute events of default under the Note:

1.	Failure to make the required payments under the Note when due;

2.	The voluntary liquidation of BFAC; and

3.	The involuntary bankruptcy of BFAC.

The Note was issued pursuant to an exemption from registration contained in Section 4(a)(2) of the Securities Act of 1933, as amended.

The foregoing description of the Note does not purport to be complete and is qualified in its entirety by the terms and conditions of the Note, the form of which is filed as Exhibit 10.1 hereto and is incorporated by reference herein.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information in Item 1.01 is incorporated by reference into this item.

Item 8.01.	Other Events.

On June 14, 2023, BFAC issued a press release, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K, announcing that the Extension Payment had been made and that the Sponsor loaned the Company the Extension Payment under the Note in connection with the Extension.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits:

Exhibit No.	Description

10.1	Promissory Note, dated as of June 14, 2023

99.1	Press Release, dated as of June 14, 2023

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BATTERY FUTURE ACQUISITION CORP.

By:	/s/ Kristopher Salinger
Name:	Kristopher Salinger
Title:	Chief Financial Officer

Dated: June 14, 2023